UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-06727

Dominion Funds, Inc.

(Exact name of Registrant as specified in charter)

35 Old Tavern Road, 2nd Floor   06477

(Address of principal executive offices)

(Zip code)

Paul Dietrich, 35 Old Tavern Road, 2nd Floor, 06477

 (Name and address of agent for service)

Registrant's telephone number, including area code:

(800) 416-2053

Date of fiscal year end:

6/30

Date of reporting period:

6/30/12

Item 1.  Reports to Stockholders.

ANNUAL REPORT

June 30, 2012

Investor Information: 1-866-270-1222

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Foxhall Global Trends Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

August 29, 2012

FOXHALL GLOBAL TRENDS FUND

Dear Fund Shareholders,

Although the Fund produced negative returns and market conditions were generally difficult, the Fund’s benchmark, the S&P 500 Index, managed to swing to a positive total return of 5.45% over the fiscal year ended June 30, 2012.  The Fund’s total return over the same time period was negative 32.12%.  While the Fund's portfolio will continue to be managed on an tactical basis rather than by using an index-tracking strategy, it turns out that during the last fiscal year, the Fund’s allocations to cash, gold and bonds turned out to be inopportune and resulted in below-index performance.

Although 2011 was a difficult year for FOXHALL’S tactical investment strategies, I have been very pleased with FOXHALL’S performance since the beginning of this year.  We have largely tracked our global equity indexes even while sometimes holding large percentages of cash to manage risk.

Also, Asia and emerging markets have started to recover after disastrous stock market declines in 2011.  Gold and commodity markets have also started to recover from their declines in late 2011.

From April to late July, the FOXHALL GLOBAL TRENDS FUND investment portfolio was heavily OVER-WEIGHTED in cash, bonds and gold.  Given the volatility in the stock market at that time, we believed this cautious approach was the best investment strategy in very volatile markets.  Our goal has been risk management and to protect your principal.

However, I am a bit more optimistic regarding the stock market as we move into fall.  The Fund is now fully invested.

The political dysfunction in Europe and the U.S. is disheartening to everyone, but I am convinced that in the end the politicians will work out some compromise to keep our economic system from falling off a cliff.  But before they reach a crisis-induced solution, the stock market may feel like a roller coaster at times.

Despite all of our current political and economic problems, I feel quite confident that we will see a good rise in the stock market after the election through the end of this year.

What has been hidden in the pain of this GREAT RECESSION, has been a significant deleveraging of the amount of American consumer debt and a re-thinking and re-working of what kind of U.S.-based manufacturing makes financial sense and would be globally successful.  At the same time, America is emerging as a global powerhouse in energy because of shale oil and natural gas.  This is why I am very positive regarding the stock market in the future.

Our goal at FOXHALL is to protect your portfolio’s principal until then and to make sure you fully participate in any upside at the end of the year.

I write a newsletter every week giving my views on the U.S. and global economy, and exactly what we are doing to manage risk and manage your investments.  If you are not receiving my weekly newsletter, please send us your email address to Kim Krause at KKrause@FoxhallCapital.com, and we will immediately add your name to our weekly newsletter list.

Until Then….Patience!

Paul Dietrich

CEO

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information current to the most recent month-end, please call toll-free 866-270-1222.

1345-NLD-8/30/2012

Foxhall Global Trends Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

June 30, 2012

Annualized Total Returns as of June 30, 2012

	One Year	Five Years	Ten Years	Since 4/16/02*
Foxhall Global Trends Fund	(32.12)%	(6.09)%	0.66%	(0.98)%
S&P 500	5.45%	0.22%	5.33%	4.15%
Dow Jones Global Index	(6.94)%	(2.33)%	6.31%	5.49%

________________

*Prior to April 16, 2002, the Fund was known as the Dominion Insight Growth Fund and was managed by another investment adviser using a substantially different investment strategy.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

The Dow Jones Global Index is a broad yet investable measure of the global stock market. It targets 95% coverage of markets open to foreign investment. The index currently tracks 51 countries, including 25 developed markets and 26 emerging markets and includes reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds, is 4.39%.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-866-270-1222.

Portfolio Composition as of June 30, 2012 (Unaudited)

Percent of Net Assets
Common Stocks
Chemicals	4.90%
Retail	2.34%
Beverages	2.21%
Short-Term Investments	91.50%
Total Investments	100.95%
Liabilities in Excess of Other Assets	(0.95%)
Total Net Assets	100.00%

Foxhall Global Trends Fund
PORTFOLIO OF INVESTMENTS
June 30, 2012
	Shares	Market Value
COMMON STOCK - 9.45%
BEVERAGES - 2.21%
Coca-Cola Co.	3,622	$ 283,204

CHEMICALS - 4.90%
NewMarket Corp.	1,397	302,590
PPG Industries, Inc.	3,068	325,576
		628,166
RETAIL - 2.34%
Brinker International, Inc.	9,433	300,630

TOTAL COMMON STOCK		1,212,000
( Cost - $1,104,096)

SHORT-TERM INVESTMENTS - 91.50%
Goldman Sachs Financial Square Funds - Government Fund, 0.02%+	11,743,655	11,743,655
TOTAL SHORT-TERM INVESTMENTS		11,743,655
( Cost - $11,743,655)

TOTAL INVESTMENTS - 100.95%
( Cost - $12,847,751) (a)		12,955,655
OTHER ASSETS LESS LIABILITIES - (0.95) %		(121,562)
NET ASSETS - 100.00%		$ 12,834,093
_____
+ Money market fund; interest rate reflects seven-day effective yield on June 30, 2012.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same.

The accompanying notes are an integral part of these financial statements.

Foxhall Global Trends Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2012

Assets:
Investments in Securities at Market Value (identified cost $12,847,751)	$ 12,955,655
Dividends and Interest Receivable	15,938
Prepaid Expenses and Other Assets	12,700
Total Assets	12,984,293

Liabilities:
Payable for Fund Shares Redeemed	64,119
Due to Advisor	25,176
Payable to Distributor	11,929
Payable to Directors	4,014
Accrued Expenses	44,962
Total Liabilities	150,200

Net Assets (200,000,000 shares authorized; $.001 par value;
4,344,825 shares outstanding)	$ 12,834,093

Net Asset Value, Offering and Redemption Price Per Share
($12,834,093/4,344,825 shares of beneficial interest outstanding)	$ 2.95

Composition of Net Assets:
At June 30, 2012, Net Assets consisted of:
Capital Stock - Par Value	$ 4,345
Paid-in-Capital	14,581,247
Accumulated Net Investment Loss	(58,358)
Accumulated Net Realized Loss From Security Transactions	(1,801,045)
Net Unrealized Appreciation on Investments	107,904
Net Assets	$ 12,834,093

The accompanying notes are an integral part of these financial statements.

Foxhall Global Trends Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2012

Investment Income:
Dividend Income (net of $2,984 foreign taxes)	$ 258,269
Interest Income	181
Total Investment Income	258,450

Expenses:
Investment Advisory Fees	135,951
Distribution (12b-1) Fees	54,380
Legal Fees	44,049
Administration Fees	42,849
Transfer Agent Fees	25,320
Fund Accounting Fees	24,258
Chief Compliance Officer Fees	24,392
Audit Fees	15,200
Registration & Filing Fees	14,553
Custody Fees	13,564
Printing Expense	8,027
Insurance Expense	6,709
Director Fees	5,014
Miscellaneous Expenses	15,186
Total Expenses	429,452
Less: Expenses Reimbursed by Adviser	(118,806)
Net Expenses	310,646
Net Investment Loss	(52,196)

Net Realized and Unrealized Loss on Investments and Foreign Currency:
Net Realized Loss on Investments	(1,800,628)
Net Realized Loss on Foreign Currency	(82)
Net Change in Unrealized Depreciation on Investments and Foreign Currency	(299,288)
Net Realized and Unrealized Loss on Investments	(2,099,998)

Net Decrease in Net Assets Resulting From Operations	$ (2,152,194)

The accompanying notes are an integral part of these financial statements.

Foxhall Global Trends Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	June 30, 2012	June 30, 2011
Operations:
Net Investment Loss	$ (52,196)	$ (38,571)
Net Realized Gain (Loss) on Investments and Foreign Currency	(1,800,710)	1,289,469
Net Change in Unrealized Appreciation (Depreciation)
on Investments	(299,288)	654,797
Net Increase (Decrease) in Net Assets
Resulting From Operations	(2,152,194)	1,905,695

Distributions to Shareholders
Net Realized Gains ($0.73 and $0.00 per share, respectively)	(1,084,417)	-

Beneficial Interest Transactions:
Proceeds from Shares Issued (8,144,587 and 130,372 shares,
respectively)	25,413,083	671,452
Distributions Reinvested (351,377 and 0 shares, respectively)	1,082,243	-
Cost of Shares Redeemed (5,719,525 and 340,887 shares, respectively)	(18,856,270)	(1,669,685)
Net Beneficial Interest Transactions	7,639,056	(998,233)

Increase in Net Assets	4,402,445	907,462

Net Assets:
Beginning of Year	8,431,648	7,524,186
End of Year (including accumulated undistributed net investment
loss of $58,358 and $0, respectively)	$ 12,834,093	$ 8,431,648

The accompanying notes are an integral part of these financial statements.

Foxhall Global Trends Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	For the Years Ended June 30,
	2012	2011	2010	2009	2008

Net Asset Value, Beginning of Year	$ 5.38	$ 4.23	$ 4.12	$ 5.06	$ 5.00

Income (Loss) From Investment Operations:
Net investment loss (a)	(0.01)	(0.02)	(0.06)	(0.02)	(0.04)
Net gain (loss) from securities
(both realized and unrealized)	(1.69)	1.17	0.17	(0.92)	0.10
Total from investment operations	(1.70)	1.15	0.11	(0.94)	0.06

Distributions to shareholders from:
Net realized gains	(0.73)	-	-	-	-

Net Asset Value, End of Year	$ 2.95	$ 5.38	$ 4.23	$ 4.12	$ 5.06

Total Return (b)	(32.12)%	27.19%	2.67%	(18.58)%	1.20%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 12,834	$ 8,432	$ 7,524	$ 7,588	$ 9,322
Ratio of expenses, excluding interest expense,
to average net assets,
before reimbursement	3.16%	4.63%	4.32%	2.66%	2.25%
net of reimbursement	2.25%	2.17%	1.97%	2.17%	-
Ratio of expenses, including interest expense,
to average net assets,
before reimbursement	3.16%	4.63%	4.32%	2.68%	2.27%
net of reimbursement	2.25%	2.17%	1.97%	2.19%	-
Ratio of net investment loss to
average net assets	(0.38)%	(0.49)%	(1.28)%	(0.47)%	(0.86)%
Portfolio turnover rate	494%	438%	756%	233%	309%

__________

(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Sales load is not reflected in total return.

The accompanying notes are an integral part of these financial statements.

Foxhall Global Trends Fund

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

1.

ORGANIZATION

Dominion Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company and was incorporated in the State of Texas on June 5, 1992.  The Company may designate one or more series of common stock; however, at this time the Foxhall Global Trends Fund (the “Fund”), formerly Shepherd Fund, is the only series of the Company.  The primary investment objective of the Fund is growth of capital.  The Fund will invest in a diversified portfolio of common stock of companies that meet the Fund’s investment and social criteria.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Security Valuation – Equity and fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  Fixed income securities are valued each day by an independent pricing service which utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.

When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors.  The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued using amortized cost method of valuation, which the Board has determined will represent fair value.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Foxhall Global Trends Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2012 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 1,212,000	-	-	$ 1,212,000
Short Term Investments	11,743,655	-	-	11,743,655
Total	$ 12,955,655	-	-	$ 12,955,655

The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented.

It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

* Please refer to the Portfolio of Investments for Industry Classification.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.   Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Foxhall Global Trends Fund

NOTES TO FINANCIAL STATEMENTS  (Continued)

June 30, 2012

Withholding taxes on foreign dividends have been provided for in accordance with Fund’s understanding of the applicable country’s tax rules and rates.

Federal Income Taxes – The Fund policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

In addition, GAAP requires management of the Fund to analyze all open tax years, fiscal years 2009-2011, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended June 30, 2012, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders – The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end.  Distributions will be recorded on ex-dividend date.    The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Indemnification – The Company indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an Investment Advisory Agreement (the “Previous Advisory Agreement”), investment advisory services were provided to the Fund by Foxhall Capital Management (“FCM”). From the inception of the Fund until April 4, 2012 FCM provided the Fund with investment advice and recommendations for investments.  Under the terms of the Previous Advisory Agreement, FCM received monthly fees calculated at an annual rate of 1.00% of the average daily net assets of the Fund.  For the period July 1, 2011 through April 4, 2012, FCM earned advisory fees of $98,491.

Effective October 28, 2009, FCM contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (excluding acquired fund fees and expenses), at least until October 28, 2012, so that the total annual operating expenses of the Fund would not exceed 2.25% of average daily net assets.  For the period October 28, 2009 through October 27, 2010, the total annual operating expense ratio was contractually limited to 1.99% by the Adviser.  For the period July 1, 2011 through April 4, 2012 FCM reimbursed expenses of $98,318.

From April 5, 2012 until July 2, 2012 Washington Asset Management II, LLC (“WAM”) served as interim investment adviser pursuant to an Interim Advisory Agreement approved by the Board of Directors on April 5, 2012. Because a definitive agreement with WAM was not approved by the shareholders, WAM was entitled to receive compensation for its services at the lesser of 1.00% annual rate or the cost of providing the services, less any fee waivers. For the period April 5, 2012 through June 30, 2012, WAM earned advisory fees of $37,460 and waived expenses of $20,488. However, no disbursement of funds to WAM had been made as of June 30, 2012.

Foxhall Global Trends Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”).  The Board of Directors of the Company has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay 0.40% per year of its average daily net assets for such distribution and shareholder service activities.  For the year ended June 30, 2012, the Fund paid $54,380 to the Distributor pursuant to the Plan.

Pursuant to an Underwriting Agreement, the Fund pays the Distributor an annual fee of $10,000 plus an asset based fee based on a tiered structure to serve as the representative of the Fund in the continual offering of Fund shares for sale to the public.

Certain directors and officers of the Fund are also directors and officers of the Adviser.

4.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended June 30, 2012, amounted to $52,062,134 and $57,082,888, respectively.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2012	June 30, 2011
Ordinary Income	$ 1,079,958	$ -
Long-Term Capital Gain	4,459	-

As of June 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October	Capital	Unrealized	Total
Ordinary	Long-Term	and Late Year	Loss Carry	Appreciation/	Accumulated
Income	Gains	Losses	Forwards	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ (58,358)	$ (1,801,045)	$ 107,904	$ (1,751,499)

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $75,832.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Fund, including unlimited carryover on future capital losses.  At June 30, 2012, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-term	Long-term	Total	Expiration
$ 1,759,249	$ 41,796	$ 1,801,045	Non-expiring

Permanent book and tax differences primarily attributable to the reclassification of foreign exchange losses and distributions in excess, resulted in reclassification for the period ended June 30, 2012 as follows: an increase in accumulated net investment loss of $6,162 and a decrease in accumulated net realized loss from security transactions of $6,162.

Foxhall Global Trends Fund

NOTES TO FINANCIAL STATEMENTS  (Continued)

June 30, 2012

6.

CONTROL OWNERSHIP

The control ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of June 30, 2012, TD Ameritrade, Inc. owned approximately 85% of the Fund, for the benefit of others.

7.

UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the Goldman Sachs Financial Square Government Fund, (the “Goldman Sachs Fund”).  The Fund may redeem its investment from the Goldman Sachs Fund at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Goldman Sachs Fund.  The financial statements of the Goldman Sachs Fund, including the portfolio of investments, can be found at http://www.goldmansachs.com/gsam/individuals/index.html or the Security and Exchange Commission’s website, www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of June 30, 2012 the percentage of the Fund’s net assets invested in the Goldman Sachs Fund was 91.50%.

8.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted the following:

Effective July 2, 2012, Paul Dietrich was terminated from his position as Director of Global Research of Washington Asset Management II, LLC (the “Adviser”) and therefore can no longer act as the Adviser’s portfolio manager to the Fund.  As a result, the Board of Directors of the Fund (the “Board”) called a Special Meeting of the Board to discuss its options.  The Board considered the high quality portfolio management services provided to the Fund by Mr. Dietrich over the life of the Fund.  The Board also discussed that the Adviser has had no experience managing the Fund’s investments other than through Mr. Dietrich.  The Board concluded, in order to protect the interests of shareholders of the Fund, to terminate the Management Agreement between the Fund and the Adviser.  Effective immediately and until a new management agreement is approved by the Board and shareholders of the Fund, the assets of the Fund will be managed by Mr. Dietrich in his capacity as President of the Dominion Funds, Inc.  Mr. Dietrich will not be paid for his services to the Fund during this period. Shareholders will receive further information about a replacement investment adviser to manage the Fund’s assets on a permanent basis as soon as practical.

On July 12, 2012, at a regular meeting of the Board of Directors, the Board approved an investment advisory agreement with Fairfax Global Markets, LLC on behalf of the Fund (“Fairfax Agreement”) The Fairfax Agreement will not be effective until approved by the shareholders at a special meeting.

9.

NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRSs”). ASU No.

2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Foxhall Global Trends Fund

NOTES TO FINANCIAL STATEMENTS  (Continued)

June 30, 2012

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

Management is currently evaluating the impact these disclosures may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     To the Shareholders and Board of Directors

 of the Dominion Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Foxhall Global Trends Fund (the “Fund”), the Fund comprising the Dominion Funds, Inc., including the schedule of investments, as of June 30, 2012 and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of June 30, 2012, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of June 30, 2012, the results of its operations for the year then ended, the statements of  changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania August 27, 2012

Foxhall Global Trends Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

June 30, 2012

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (1/01/12)	Ending Account Value (6/30/12)	Expenses Paid During the Period* (1/01/12 to 6/30/12)
Actual	$1,000.00	$ 951.61	$ 10.92
Hypothetical (5% return before expenses)	$1,000.00	$ 1,013.67	$ 11.27

   *Expenses Paid During Period are equal to the Fund’s annualized expense ratio of 2.25% multiplied by the average account value over the period, multiplied by 182 days and divided by 366 (to reflect the number of days in the six month period ending June 30, 2012).

Foxhall Global Trends Fund

DIRECTORS AND OFFICERS (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors.  Information pertaining to the directors of the Fund is set forth below.  The Statement of Additional Information includes additional information about the Fund’s directors and is available, without charge, upon request by calling 1-866-270-1222.

Interested Directors *

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director in Past Five Years

Paul Dietrich * 35 Old Tavern Road 2nd Floor Orange, CT 06477 22314 Age: 6 3	Chairman, President, Director	Indefinite term; Director since 2001; Chairman since 2002; President since 2003	President and CEO of Eton Court Asset Management, Ltd. (“Eton Court”) (parent of Foxhall Capital Management, Inc., the Fund’s investment advisor).	None

* Mr. Dietrich is an interested person of the Fund because he is an affiliated person of the Advisor.

Non-Interested Directors

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director in Past Five Years
C. Thomas McMillen 4601 Fairfax Drive Suite 1200 Arlington, VA 22293 Age: 60	Director	Indefinite term; Director since October 2009

Homeland Security Capital Corporation, Chief Executive Officer and Chairman of the Board (August 2005 to Present) and President (August 2005 to March 2008).

Washington Capital Advisors, Chief Executive Officer (2003 to Present).

Fortress America Acquisition Corporation (now Fortress International Group, Inc.,) Chairman (December 2004 to January 2007); Vice Chairman and D irector (January 2007 to August 2009).

Secure America Acquisition Corporation, (now Ultimate Escapes, Inc.), Chairman and Co-Chief Executive Officer (October 2007 to October 2009); Director (October 2009 to December 2010 ); and Vice Chairman (November 2009 to December 2010).

Global Secure Corp., Co-Founder and Chief Executive Officer (March 2003 to February 2004); and Consultant (February 2004 to February 2005).

3

Foxhall Global Trends Fund

DIRECTORS AND OFFICERS (Unaudited)

Derek Way-jai Lee 150 Broadway Suite 506 New York, NY 100 38 Age: 31 John L. Helmly 1005 North Globe Road Suite 550 Arlington, VA 22201 Age: 52	Director Director Nominee	Indefinite term; Director since October 2009 Indefinite, None

Managing Partner, LG Fairmont Group (June 2010 to Present); Founder, 21Causes ( September 2006 to June 2010); Managing Partner , Riverbend Capital Group ( July 200 6 to September 2006 ) ..

President, Taproot Capital (November 2007 – Present)

President, GTSI Financial Services, Inc. (September 2002 – November 2007)

None None

Other Officers
Lynn Bowley 4020 So. 147th Street Omaha, NE 68137 Age: 53	Chief Compliance Officer	Officers are elected annually; Chief Compliance Officer s ince March 2009	Compliance Officer of Northern Lights Compliance Services, LLC (01/07 – present)	N/A

FACTORS CONSIDERED BY THE DIRECTORS IN APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held on April 5, 2012, the Board, including a majority of the Independent Trustees, approved a new Investment Advisory Agreement with Washington Asset Management II, LLC (the “Adviser”). In evaluating the new Investment Advisory Agreement, the Board considered and evaluated, among other factors, (a) the terms and conditions of the new Investment Advisory Agreement, including the nature, extent and quality of the advisory services, expected performance of the Fund and overall Fund expenses; (b) the Adviser’s compensation and profitability; (c) benefits derived by the Adviser as a result of its relationship with the Fund; (d) economies of scale; and (e) the Directors’ legal duties in approving the new Investment Advisory Agreement.

NATURE, EXTENT AND QUALITY OF INVESTMENT ADVISORY SERVICES

The Board discussed the qualifications of the Adviser’s key personnel, the experience of the Adviser in managing mutual funds and its compliance policies. The Board considered the competence, integrity and research capabilities of the Adviser.  It was then discussed that, under the New Investment Advisory Agreement, Paul Dietrich will continue as the portfolio manager of the Foxhall Global Trends Fund.  Richard Kraemer is now the Adviser’s Chief Compliance Officer.  Neil Lukonis and Tap Gwatura will continue as traders and portfolio administrators and will continue with the same portfolio reporting responsibilities.

INVESTMENT PERFORMANCE OF THE FUND

While the basic investment strategy of the Fund remains unchanged, the investment manager has made several recent refinements to reduce trading and volatility.  The Fund now over-weights larger cap stocks.  The Fund has also incorporated a new technical indicator, the “S&P 100 Index of stocks over their 200-day moving average” as a tactical signal to exit long-term bear markets for the Fund.  The Fund has also incorporated the use of the weekly MACD chart as a stop-loss signal.  Paul Dietrich, the former portfolio manager for the fund and now the Adviser’s Chief Investment Officer, will continue to be the portfolio manager for the Fund.

ADVISORY FEE, COST OF SERVICES AND PROFITS REALIZED BY THE ADVISER

The Board considered the Foxhall Global Trend Fund’s advisory fee and total expenses. The Board determined that the Fund’s gross advisory fee and gross and net total expense ratio was within the range of fees charged to other funds in the Peer Group. However, the Board noted that the Fund’s gross advisory fee and total expense ratio was relatively high versus the other funds in the Peer Group. The Fund’s gross advisory fee of 1.00% was the highest in the Peer Group, with three funds in the Peer Group also charging a gross advisory fee of 1.00%. The Fund’s gross total expense ratio was higher than 11 of the 12 funds in the Peer Group. However, the Board considered that the Adviser’s current total expense cap of 2.25% of Fund assets made the Fund more competitive within the Peer Group. After the effect of the Adviser’s expense cap, the Fund’s net total expense ratio was higher than only 8 of the 12 funds in the Peer Group. The Board also noted that the Fund’s gross advisory fee is lower than the advisory fee charged by the Adviser to its separate account. Further, the Adviser generally does not waive any of its advisory fees with respect to the separate accounts.

BENEFITS DERIVED BY THE ADVISER FROM ITS RELATIONSHIP WITH THE FUND

The Directors considered whether other “fall out” or ancillary benefits accrue to the Adviser as a result of its relationship with the Fund. The Board identified no “fall out” or ancillary benefits to the Adviser in light of its relationship to the Fund.

ECONOMIES OF SCALE

The Directors considered economies of scale with respect to the Fund. The Directors acknowledged that while certain efficiencies may be realized with a significant increase in the Fund’s assets, at the Fund’s current asset level economies of scale is not a relevant factor to the Fund.

CONCLUSION

Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the new Investment Advisory Agreement with the Adviser, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fees are reasonable and that approval of such new Investment Advisory Agreement is in the best interests of the shareholders of the Fund.

715657.2

Rev. August 2011

PRIVACY NOTICE
FACTS		WHAT DOES DOMINION FUNDS, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Dominion Funds, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Dominion Funds, Inc. share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-866-270-1222

Who we are
Who is providing this notice?	Dominion Funds, Inc.
What we do
How does Dominion Funds, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Dominion Funds, Inc. collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Dominion Funds, Inc. does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Dominion Funds, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Dominion Funds, Inc. does not jointly market.

Investment Adviser

Washington Asset Management II, LLC

4 North Madison Street

Middleburg, Virginia 20118

Distributor

Northern Lights Distributors, LLC

17605 Wright Street

Omaha, NE 68130

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA 19001

Transfer Agent

Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Custodian

First National Bank of Omaha

1620 Dodge Street

Omaha, NE 68102

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 6 month period ended December 31th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-270-1222 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-270-1222.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer.  The Registrant will provide to any person without charge, upon request, a copy of such code of ethics, by calling the Registrant at 1-866-270-1222.

Item 3. Audit Committee Financial Expert.

The Registrant does not have an audit committee financial expert.  The Registrant does not have an audit committee financial expert because the small size of the Registrant limits the ability of the Registrant to engage an audit committee financial expert.

Item 4. Principal Accountant Fees and Services.

For the fiscal years ended June 30, 2011 and 2010, the aggregate audit, audit-related, tax and all other fees billed by Sanville & Company for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, as appropriate, for the Foxhall Global Trends Fund are shown below.  The aggregate tax fees billed by Sanville & Company were rendered for tax compliance, tax advice and tax planning for each fund.

(a)

Audit Fees

             2012

$ 12,500

             2011

$ 12,000

(b)

Audit-Related Fees

2012

$ 0

2011

$ 0

(c)

Tax Fees

2012

            $ 1,900

2011

            $ 1,800

(d)

All Other Fees

2012

$ 0

2011

$ 0

The above “Tax Fees” were billed for professional services rendered for tax compliance and tax return preparation.  The above “All Other Fees” were billed for assistance provided to the Registrant with an examination by the Securities and Exchange Commission.

(e)

(1)

Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Registrant does not have an audit committee.

(2)  Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(C) of Rule 2-01 of Regulation S-X.

The Registrant does not have an audit committee.

(f)

During the audit of Registrant's financial statements for the most recent fiscal period, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 - $1,900

2011 - $1,800

(h)

Disclose whether the Registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant does not have an audit committee.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) as of the filing date of this report, Registrant’s principal executive officer and principal financial officer found such disclosure controls and procedures to be effective.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Any code of ethics.  Previously filed.

(a)(2)

Certification required by Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 Dominion Funds, Inc.

By   /s/Paul Dietrich

Paul Dietrich, Principal Executive and Principal Financial Officer

Date

9/07/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:    /s/Paul Dietrich

Paul Dietrich

Principal Executive and Principal Financial Officer

Date

9/07/12